SUPPLEMENT DATED JULY 3, 2006

TO PROSPECTUS DATED MAY 1, 1994

WRL FREEDOM SP PLUS ®

Issued through

WRL Series Life Account

By

Western Reserve Life Assurance Co. of Ohio

The following information supplements information provided on page 7, fifth paragraph of the Prospectus under the heading “11. What Charges are Assessed in Connection with the Policy?”

On July 3, 2006, the American Century International portfolio of the AEGON/Transamerica Series Trust was restructured. The portfolio’s name changed from American Century International to MFS International Equity. The investment objective and advisory fees did not change. The sub-adviser for this portfolio changed from American Century Global Investment Management, Inc. to MFS Investment Management. All references in your prospectus to the WRL American Century International subaccount should be read as WRL MFS International Equity subaccount.

For additional information, you may contact us at 1-800-851-9777, extension 6539 from 8:30a.m. – 7:00p.m. Eastern time or visit our website at: www.westernreserve.com. More information about AFSG, the principal underwriter for the Policies, is available at http:/www.nasdr.com or by calling 1-800-289-9999.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 1994 PRODUCT PROSPECTUS